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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 20, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23489               52-1309227
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

4950 Communication Avenue, Suite 300, Boca Raton, Florida        33431
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        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (561) 226-5000

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 20, 2006, Access Worldwide Communications, Inc., and Telemanagement Services, Inc., a wholly owned subsidiary of Access Worldwide, entered into an Asset Purchase Agreement, attached hereto as Exhibit 99.1, and incorporated herein by this reference, with TMS Professional Markets Group, LLC ("TMS"), a newly formed Delaware limited liability company owned and controlled by Palm Beach Capital.

Access Worldwide has agreed to sell to TMS, all or substantially all the assets of Telemanagement Services, Inc. for $10.5 million less assumed liabilities. The deal is expected to close on or before July 31, 2006. For further information, reference is made to the Registrant's press release, dated June 21, 2006 which is attached hereto as Exhibit 99.2

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99.1 Asset Purchase Agreement, dated June 20, 2006, by and among, Access Worldwide Communications, Inc., Telemanagement Services, Inc. and TMS Professional Markets Group, LLC.

99.2        Press Release, Access Worldwide Communications, Inc., June 21, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)

Date: June 21, 2006                        By: /s/ MARK WRIGHT
                                               ---------------------------------
                                               General Counsel, Secretary

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